NOTICE OF GUARANTEED DELIVERY

                                360NETWORKS INC.
             OFFER TO EXCHANGE ITS 13% SENIOR DOLLAR NOTES DUE 2008,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
             FOR ANY AND ALL OF ITS 13% SENIOR DOLLAR NOTES DUE 2008

            PURSUANT TO THE PROSPECTUS, DATED _________________, 2000

--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


     As set forth in the Prospectus dated __________, 2000 (the "Prospectus") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 13% Senior Dollar Notes due 2008 (the "Old Notes") of 360networks inc., a company continued under the laws of Nova Scotia, Canada (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                              The Exchange Agent is

                                  HSBC Bank USA

By Registered or Certified Mail:                By Hand or Overnight Courier:
         HSBC Bank USA                                  HSBC Bank USA
     140 Broadway, Level A                          140 Broadway, Level A
 New York, New York 10005-1180                  New York, New York 10005-1180
    Attention: Paulette Shaw                       Attention: Paulette Shaw

                                  By Facsimile:
                                 (212) 658-2292

                              Confirm by Telephone:
                                 (212) 658-5931


         Delivery of this instrument to an address or transmission to a facsimile number other than as set forth above will not
                          constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to 360networks inc., a company continued under the laws of Nova Scotia, Canada (the "Company"), $________ principal amount of Old Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

Certificate Numbers of Old Notes               Principal Amount Tendered
         (if available)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     If Old Notes will be tendered by book-entry transfer to The Depositary Trust Company, provide account number.

                                       Account No.______________________________

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and HSBC Bank USA, as Trustee, with respect to the Old Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                    SIGN HERE
--------------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signatory


--------------------------------------------------------------------------------
                         Name(s) of Registered Holder(s)
                             (Please Type or Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Address

--------------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
                         Area Code and Telephone Number

--------------------------------------------------------------------------------
Dated:  ________________________________________________________________,  2000

--------------------------------------------------------------------------------

                                    GUARANTEE

                    (Not to be Used for Signature Guarantees)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Old Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.



----------------------------------------     -----------------------------------
         Name of Firm                                     Title


----------------------------------------     -----------------------------------
    Authorized Signature                     Name (Please Type or Print)

                                             Dated:_____________________________
----------------------------------------
           Address

----------------------------------------
    Area Code and Telephone Number


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
      CERTIFICATES FOR OLD NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.